EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lazuriton Nano Biotechnology (U.S.A.) Inc. (the "Company") on Form 10-K for the period ended December 31, 2020 (the "Report"), the undersigned officer of the Company hereby certifies, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, to such officer’s knowledge that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

May 03, 2023	/s/ Shieh-Tzu Lee
Shieh-Tzu Lee
Chief and Principal Financial Officer